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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2006

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                            AGREE REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

   MARYLAND                        1-12928                       38-3148187
(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
 incorporation)

                           31850 NORTHWESTERN HIGHWAY
                           FARMINGTON HILLS, MI 48334
              (Address of principal executive offices and Zip Code)

                                 (248) 737-4190
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On and effective November 8, 2006, the Board of Directors of Agree Realty Corporation, referred to herein as the Company, adopted amendments to the Company's Bylaws (the "Bylaw Amendments"). The following is a summary of changes effected by adoption of the Bylaw Amendments, which is qualified in its entirety by reference to the amended Bylaws of the Company filed as Exhibit 99.1 hereto.

ARTICLE I. STOCKHOLDERS.

     Threshold required to call a stockholder-requested special meeting. The former Bylaws provided that a stockholder-requested special meeting of stockholders shall be called upon the written request of stockholders entitled to cast at least 25% of the votes entitled to be cast at the meeting. The amended Bylaws increase the threshold required to call a stockholder-requested special meeting of stockholders from 25% of the votes entitled to be cast at the meeting to a majority of the votes entitled to be cast at the meeting.

     Procedures governing stockholder-requested special meetings. The former Bylaws did not contain procedures governing stockholder-requested special meetings of stockholders. The new Bylaws clarify the procedures relating to stockholder-requested special meetings of stockholders by specifying (a) the procedures by which stockholders may request a record date for determining stockholders entitled to request a special meeting, (b) the time frame for the Board to fix such record date, (c) who is responsible for the costs of preparing and mailing the notice of special stockholders meetings, (d) that the Board has the authority to set the time, date and place of special stockholders meetings,
(e) under what circumstances a notice of a special stockholders meeting may be revoked, and (f) methods by which the Board may seek verification of the validity of a stockholder request for a special meeting.

     Location of stockholder meetings. The former Bylaws limited the location of stockholders meetings to within the United States. The amended Bylaws delete the requirement that meetings of stockholders be held within the United States.

     Place of Meetings. The amended Bylaws clarify that the Board may determine that the meeting may be held solely by means of remote communication, rather than at a physical location, provided that, if a stockholder requests, the Board shall provide a place for a meeting.

     Notice of stockholders meetings. The former Bylaws required that notice of stockholders meetings be delivered personally, left at the stockholder's residence or place of business or delivered by mail. The amended Bylaws expressly permit other means of notice, such as e-mail, which is now authorized by Maryland law. The amended Bylaws also clarify that when mailing a notice, the notice is deemed to be given when deposited in the U.S. mail addressed to the stockholder at the stockholder's address as it appears in the Corporation's records.

     Quorum; Adjournment. The former Bylaws provided that a majority vote of the stockholders present in person or by proxy, whether or not a quorum is present, may adjourn the meeting. The amended Bylaws vest the chairman of a stockholders meeting with the sole power to adjourn the meeting if a quorum is not present at the meeting. Additionally, the amended Bylaws clarify that stockholders present either in person or by proxy at a meeting which has been duly called and convened may continue to transact business until the adjournment of that meeting, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     List of Stockholders. The former Bylaws provided that a list of stockholders must be furnished by the Secretary of the Company at each meeting of stockholders. The amended

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Bylaws delete this requirement, as stockholders have specified inspection rights under Maryland law that are subject to certain conditions.

     Advance notice of stockholder nominations and proposals of other business. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders 60 to 90 days before the first anniversary of the preceding year's annual meeting. The amended Bylaws provide that such advance notice shall be delivered to the Secretary at the principal executive office of the Company not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Additionally, the amended Bylaws (a) expand the information required to be provided by the stockholder making a proposal, including information about persons controlling, or acting in concert with, such stockholder, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

     The amended Bylaws also provide that, notwithstanding anything in the advance notice provisions to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a stockholder's notice required by the advance notice provisions shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Company not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

     The former Bylaws did not provide for advance notice of stockholder nominees for director at a special meeting called for the purpose of electing directors. The amended Bylaws provide that, in the event the Company calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, a stockholder may nominate an individual or individuals for election as a director as specified in the Company's notice of meeting, if the stockholder's notice required by the advance notice provisions shall be delivered to the Secretary at the principal executive office of the Company not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     Inspectors. The former Bylaws provided that at the request of holders of ten percent of the shares entitled to be cast in the election, that voting be conducted by two inspectors. The amended Bylaws allow the Board, in advance of a meeting of shareholders, to appoint inspectors and allow the chairman of the meeting of shareholders to appoint inspectors if the Board does not do so. Vesting the decision to engage an inspector solely in the Board eliminates frivolous requests for routing meetings.

     Voting by Ballot. The former Bylaws provided that at the request of holders of ten percent of the shares entitled to be cast in the election, that voting is by ballot. The amended Bylaws vests in the chairman of the meeting the sole power to order voting by ballot.

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     Informal Action by Stockholders. The former Bylaws provided that stockholders may act by unanimous written consent. The amended Bylaws delete this requirement as it is conferred by the Maryland General Corporation Law ("MGCL") without the need of an express bylaw.

     Organization and conduct of stockholder meetings. The amended Bylaws adds a provision which sets forth clearly the person who will act as chair of the meeting and the powers of the chair.

     Shareholder Meetings By Teleconference. The former Bylaws did not contain provisions governing meetings by conference telephone or other equipment. The amended Bylaws include a new section providing for shareholder meetings by teleconference and vesting in the Board or the chairman of the meeting the decision to authorize a meeting by teleconference.

     Voting of stock by certain holders. The former Bylaws did not contain procedures for voting by record stockholders who are non-natural persons. The amended Bylaws include procedures for voting of stock held of record by non-natural persons. Additionally, the amended Bylaws expressly empower the Board to adopt a procedure by which record holders may certify as to the beneficial owners of shares held by such record holders. Upon such certification, the beneficial owners will be regarded as the record owners for the purposes specified in the certification.

ARTICLE II. BOARD OF DIRECTORS.

     Notice of Board Meetings. The amended Bylaws provide that the Board may provide by resolution for the date, time and place for holding meetings of the Board without any other notice other than such resolution. The former Bylaws did not contain such a provision. The amended Bylaws contain updated provisions governing notice of Board meetings, which permit notice by e-mail, and clarify when notice is deemed to have been given. The amended Bylaws also clarify that a majority of the Board then in office may call a special meeting of the Board.

     Actions by Directors. The amended Bylaws provide that, in accordance with the MGCL, unanimous consents in lieu of a meeting of the Board, or any committee, may be given by electronic transmission, as well as in writing. Additionally, the amended Bylaws clarify that directors present at a meeting which has been duly called and convened may continue to transact business until the adjournment of that meeting, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     Organization of Board Meetings. The amended Bylaws include a new section providing that the Chairman of the Board shall act as chairman of a Board meeting and the Secretary of the Company meeting shall act as the secretary of the meeting. The amended Bylaws include succession provisions in the event that either the Chairman of the Board or Secretary of the Company are absent from the meeting.

ARTICLE III. COMMITTEES.

     Committee. The former Bylaws required committees to be composed of two or more directors. In accordance with the MGCL, the amended Bylaws permits committees to be composed of one or more directors. The amended Bylaws also delete the list of various limits on the powers of committees and clarify that the Board may delegate any of its powers except those prohibited by law.

     Action by Committee. The amended Bylaws add a new provision to the effect that consents by committee members may be given via electronic transmission in addition to a signed writing. The amended Bylaws clarify that that notice of committee meetings shall be given in the same manner as notice for special meetings of the Board.

     Vacancies. The amended Bylaws add a provision for the filling of vacancies on committees and provide the Board the power to change the membership of any committee and to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE IV. OFFICERS.

     Chief Executive Officer. The amended Bylaws establish the Chief Executive
Officer as an officer with the power to execute certain documents and provide that in the absence of a Chief Executive Officer, the Chairman of the Board shall be the Chief Executive Officer.

     Chief Operating Officer. The amended Bylaws establish the Chief Operating
Officer as an officer.

     Chief Financial Officer. The amended Bylaws establish the Chief Financial
Officer as an officer.

ARTICLE VI. STOCK.

     Certificates. The amended Bylaws clarify that the Company is permitted to issue uncertificated shares of stock. The amended Bylaws add the Vice Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer and Chief
Financial Officer as officers permitted to sign stock certificates.

     Transfers. The amended Bylaws clarify the Company's procedures in transferring stock on its records and provide that all transfers of stock be subject to the Company's charter.

     Replacement Certificates. The amended Bylaws clarify that the Board may require a bond as a condition precedent to the issuance of a new certificate or certificates.

     Fractional Stock. The amended Bylaws add a new provision incorporating provisions of Maryland law governing the issuance of fractional stock.

ARTICLE VIII. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The amended Bylaws clarify that the Company shall indemnify and advance expenses to the full extent permitted by Maryland law by adding language which parallels the Company's charter and is in accordance with the MGCL.

ARTICLE IX. SUNDRY PROVISIONS.

     Amendments. The former Bylaws provide the stockholders and the Board with the concurrent power to amend the Bylaws. The amended Bylaws vest solely in the Board the power to amend the Bylaws.

     Other Changes. In addition to the amendments described above, the amended
Bylaws include certain non-substantive and organizational changes as necessary to the adoption of the foregoing Bylaw Amendments.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     The following exhibit is filed herewith:

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
EXHIBIT NO.   DESCRIPTION OF EXHIBITS
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
    99.1      Bylaws of Agree Realty Corporation, as amended on November 8,
              2006.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2006                  AGREE REALTY CORPORATION


                                        By: /s/ Kenneth R. Howe
                                            ------------------------------------
                                            Vice President, Finance, Chief
                                            Financial Officer

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                                  Exhibit Index

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
Exhibit No.   Description
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
    99.1      Bylaws of Agree Realty Corporation, as amended on November 8,
              2006.